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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): January 12, 2001



                               Craig Corporation
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            (Exact name of registrant as specified in its charter)



          Nevada                         1-6123                   95-1620188
          ------                         ------                   ----------
(State or other jurisdiction    (Commission Identification     (I.R.S. Employer
    of incorporation)                     No.)               Identification No.)



550 South Hope Street, Suite 1825, Los Angeles CA                       90071
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (213) 239-0555



                                      N/A
                          ---------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     The following information is being filed to set forth a current description of the capital stock of Craig Corporation ("Craig Corp.").

GENERAL

     The authorized capital stock of Craig Corp., as set forth in its Amended and Restated Articles of Incorporation (the "Articles"), consists of (i) 7,500,000 shares of Common Stock, par value $0.25 per share (the "Common Stock"), (ii) 50,000,000 shares of Class A Common Preference Stock, par value $0.01 per share (the "Class A Stock"), (iii) 20,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock"), and (iv) 1,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). As of December 31, 2000, there were 3,402,808 shares of Common Stock, 7,058,408 shares of Class A Stock, no shares of Class B Common Stock, and no shares of Preferred Stock outstanding. The Common Stock and Class A Stock are listed on the New York Stock Exchange.

COMMON STOCK AND CLASS A STOCK

     Voting Rights. The holders of the Common Stock are entitled to cast 30
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votes per share, and the holders of the Class A Stock are entitled to cast one vote per share, on all matters presented to stockholders, including election of directors. Except as required by law, the holders of the Common Stock and Class A Stock vote as a single class.

     Liquidation Rights.  In the event of a liquidation, dissolution or winding
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up of Craig Corp., before any payment or distribution of the assets of Craig
Corp. (whether capital or surplus) is made to or set apart for the holders of the Common Stock or any class or classes or series of stock or other securities of Craig Corp. ranking junior to the Class A Stock upon liquidation, dissolution or winding up, and after the payment or distribution to the holders of any class or classes or series of stock or other securities of Craig Corp. ranking prior to the Class A Stock upon liquidation, dissolution or winding up, the holders of the Class A Stock will be entitled to receive a preferential dividend of $5.00 per share. The holders of the Class A Stock are not entitled to participate in any further distribution until the holders of the Common Stock have received a distribution in the amount of $5.00 per share. Thereafter, on any further distributions, the holders of the Class A Stock and the Common Stock (together with the holders of any series of Class B Common Stock or Preferred Stock which, pursuant to the resolution or resolutions of the Board of Directors providing for the issue of such series, will be entitled to participate therein with the holders of the Class A Stock and Common Stock) will participate equally, share for share as if a single class, in any further payment or distribution of the assets of Craig Corp. The rights of the Class A Stock and Common Stock to receive distributions upon liquidation, dissolution or winding up will be subject to any rights of the holders of the Class B Common Stock or Preferred Stock.

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     Dividends. As long as all dividends on any outstanding series or class of
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stock ranking prior as to dividends to the Common Stock and the Class A Stock have been paid, the holders of the Common Stock and Class A Stock (together with the holders of any series of Class B Common Stock or Preferred Stock which, pursuant to the resolution or resolutions of the Board of Directors providing for the issue of such series, will be entitled to participate therein with the holders of the Common Stock or Class A Stock) will be entitled to receive such dividends and distributions, payable in cash or otherwise, as may be lawfully declared by the Board of Directors. If any dividend or distribution is declared on the Common Stock, the holders of the Class A Stock are entitled to receive such dividends or distributions in equal amounts, share for share, as if a single class of securities with the Common Stock; except that, in the event that any dividend is declared on the Common Stock payable in shares of Common Stock, such dividend will be declared at the same rate per share on the Common Stock and Class A Stock, but the dividend payable on shares of Common Stock will be payable in shares of Common Stock and the dividend payable on shares of Class A Stock will be payable in shares of Class A Stock. The Board may declare dividends on the Class A Stock without declaring dividends on the Common Stock. In addition, if Craig Corp. in any manner splits, subdivides or combines the outstanding shares of Common Stock, the outstanding shares of Class A Stock will be split, subdivided or combined in the same manner proportionately and on the same basis per share, and vice versa.

     Other Rights, Preferences and Privileges. Except as to the voting,
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liquidation and dividend rights described above, all shares of Common Stock and
Class A Stock have identical rights, preferences and privileges.

CLASS B COMMON STOCK AND PREFERRED STOCK

     Shares of Class B Common Stock or Preferred Stock may be issued from time to time in one or more series; and the Board of Directors, without further stockholder approval, is authorized to fix the dividend rights and terms, conversion rights, voting rights (whole, limited or none), redemption rights and terms, liquidation preferences, sinking funds and any other rights, preferences, privileges, limitations and restrictions applicable to each such series of Class B Common Stock or Preferred Stock. The issuance of the Class B Common Stock or Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of Common Stock and Class A Stock, and, under certain circumstances, make it more difficult for a third party to gain control of Craig Corp.; such issuance also could adversely affect the distributions on and liquidation preference of the Common Stock or Class A Stock by creating one or more series of stock with distribution or liquidation preferences senior to the Common Stock or Class A Stock.

     If shares of the Class B Common Stock or Preferred Stock are issued as convertible securities, convertible into shares of Common Stock or Class A Stock, the holders of Common Stock or Class A Stock may experience dilution.


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LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

     The Articles include a provision which eliminates the personal liability of Craig Corp.'s directors and officers, except for liability arising in connection with (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions.

ACQUISITIONS OF CONTROLLING INTEREST

     Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes ("NRS") restrict the ability to acquire control of an "issuing corporation." However, even if such provisions were potentially applicable to Craig Corp., the Articles expressly elect not to be governed by such sections of the NRS.

BUSINESS COMBINATIONS INVOLVING INTERESTED STOCKHOLDERS

     Sections 78.411 to 78.444, inclusive, of the NRS restrict the ability of a "resident domestic corporation" to engage in certain business combinations. However, even if such provisions were potentially applicable to Craig Corp., the Articles expressly elect not to be governed by such sections of the NRS.



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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Craig Corporation


Date: January 12, 2001             By:  /s/ Andrzej J. Matyczynski
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